Exhibit 10.14

Execution Version

AMENDMENT NO. 5, dated as of September 4, 2020 (this “Fifth Amendment”), among CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers party hereto (collectively with the Parent Borrower, the “Borrowers”), the Lenders party hereto and UBS AG, STAMFORD BRANCH (“UBS”), as Administrative Agent and Collateral Agent.

WHEREAS, the Parent Borrower, the Subsidiary Borrowers from time to time party thereto, UBS, as Administrative Agent, Collateral Agent, Swingline Lender and an Issuing Lender, the Lenders and other Issuing Lenders from time to time party thereto, are parties to that certain ABL Credit Agreement dated as of April 12, 2018 (as amended by Amendment No. 1, dated as of August 7, 2018, Amendment No. 2, dated as of October 15, 2018, Amendment No. 3, dated as of November 14, 2018, and Amendment No. 4, dated as of November 16, 2018, and as the same may be further amended, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Lenders party hereto constitute the Supermajority Lenders under the Credit Agreement as of the Fifth Amendment Effective Date (as defined below); and

WHEREAS, effective as of the Fifth Amendment Effective Date and pursuant to Subsection 11.1(a) of the Credit Agreement, the Borrowers, the Supermajority Lenders and the Administrative Agent have agreed to amend the Credit Agreement (as so amended, the “Amended Credit Agreement”) as set forth in Section 1 hereto.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.          Credit Agreement Amendments. The Credit Agreement is, effective as of the Fifth Amendment Effective Date, hereby amended as follows:

(a)          Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

““Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution.

“BHC Act Affiliate”: the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity”: any of the following:

(i)          a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)         a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)        a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right”: the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Division”: as defined in Subsection 1.2(l).

“Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“U.S. Special Resolution Regime”: each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.”

(b)          Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Bail-In Action” as follows:

““Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.”

(c)          Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Bail-In Legislation” as follows:

““Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of the Bank Recovery and Resolution Directive, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time).”

(d)          Subsection 1.1 of the Credit Agreement is hereby amended by amending the definition of “Eligible Accounts” by deleting clause (a) of that definition and replacing it with the following:

“(a)        (i) for the Borrowing Base Certificates delivered with respect to the Fiscal Periods of the Borrower ending August 29, 2020 through and including July 31, 2021 (or for any Borrowing Base Certificate delivered on a more frequent basis to the extent provided in Subsection 7.2(f) with respect to any period ending on or after August 29, 2020 and on or prior to July 31, 2021), Accounts which remain unpaid more than 150 days after the original invoice date therefor; provided that, notwithstanding the foregoing, up to the Dollar Equivalent of $10,000,000 of Accounts shall not be deemed ineligible under this clause (a)(i) until such Accounts remain unpaid more than 180 days of the original invoice date, and (ii) at all other times (and, for the avoidance of doubt, including all Fiscal Periods which end subsequent to July 31, 2021), Accounts which remain unpaid more than 90 days after the original invoice date therefor; provided that, notwithstanding the foregoing, up to the Dollar Equivalent of $10,000,000 of Accounts shall not be deemed ineligible under this clause (a)(ii) until such Accounts remain unpaid more than 120 days of the original invoice date;”

(e)          Subsection 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Write-Down and Conversion Powers” as follows:

““Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, the powers of the applicable Resolution Authority in each case under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.”

(f)           Subsection 1.2 of the Credit Agreement is hereby amended by inserting the following as a new clause (l) thereof:

“(l)         Any reference herein or in any other Loan Document to (i) a transfer, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (collectively, a “Division”), as if it were a transfer, assignment, sale or transfer, or similar term, as applicable, to a separate Person, and (ii) a merger, consolidation, amalgamation or consolidation, or similar term, shall be deemed to apply to the division of or by a limited liability company, or an allocation of assets to a series of a limited liability company, or the unwinding of such a division or allocation, as if it were a merger, consolidation, amalgamation or consolidation or similar term, as applicable, with a separate Person.”

(g)          Subsection 11.23 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“11.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary herein or in any other Loan Document, each party hereto acknowledges that any liability of any party hereto that is an Affected Financial Institution arising hereunder or under any other Loan Document, to the extent such liability is unsecured (all such liabilities, other than any Excluded Liability, the “Covered Liabilities”), may be subject to Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)          the application of Write-Down and Conversion Powers of the applicable Resolution Authority to any Covered Liability arising hereunder or under any other Loan Document which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)          the effects of any Bail-In Action on any such Covered Liability, including, if applicable:

(i)          a reduction in full or in part or cancellation of any such Covered Liability;

(ii)         a conversion of all, or a portion of, such Covered Liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such Covered Liability under this Agreement or any other Loan Document; or

(iii)        the variation of the terms of such Covered Liability in connection with the exercise of Write-Down and Conversion Powers of the applicable Resolution Authority.

Notwithstanding anything to the contrary herein, nothing contained in this Subsection 11.23 shall modify or otherwise alter the rights or obligations under this Agreement or any other Loan Document or with respect to any liability that is not a Covered Liability.”

(h)          Section 11 of the Credit Agreement is hereby amended by inserting the following as a new Subsection 11.24 thereof and renumbering the remaining subsections appropriately:

“11.24          Recognition of U.S. Special Resolution Regime. In the event that any Lender that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Lender of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. In the event that any Lender that is a Covered Entity or a BHC Act Affiliate of such Lender becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Lender are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.”

Section 2.          Interpretation. For purposes of this Fifth Amendment, all terms used herein which are not otherwise defined herein, including but not limited to those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Amended Credit Agreement.

Section 3.          Effectiveness.

(a)          Section 1 of this Fifth Amendment shall become effective on the date (such date, if any, the “Fifth Amendment Effective Date”) that the Administrative Agent shall have received executed signature pages hereto from the Borrowers, the Administrative Agent and the Supermajority Lenders.

(b)          The Administrative Agent shall promptly notify the Lenders in writing when the Fifth Amendment Effective Date has occurred.

The execution and delivery of this Fifth Amendment by the Lenders hereunder shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and Lenders that each of the conditions precedent set forth in this Section 3 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

Section 4.          Representations and Warranties. After giving effect to the Fifth Amendment Effective Date, each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of the Fifth Amendment Effective Date as if made on and as of such date.

Section 5.          Fees and Expenses. The U.S. Borrowers, jointly and severally, agree to pay or reimburse the Administrative Agent in accordance with Subsection 11.5 of the Credit Agreement for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, including, without limitation, the reasonable and documented fees and disbursements of Cahill, Gordon & Reindel LLP, solely in its capacity as counsel to the Administrative Agent (and, for the avoidance of doubt, not of counsel to any other Lender).

Section 6.          Counterparts. This Fifth Amendment may be executed by one or more of the parties to this Fifth Amendment on any number of separate counterparts (including by facsimile and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document signed in connection with this Fifth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7.          Governing Law. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. THE PROVISIONS OF SUBSECTION 11.13 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT AS IF SET FORTH HEREIN, MUTATIS MUTANDIS. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 8.          Headings. The headings of this Fifth Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.          Effect of Amendment. This Fifth Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Fifth Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement, except for (a) the representations and warranties made by the Borrowers and the other Loan Parties prior to the Fifth Amendment Effective Date (which representations and warranties made prior to the Fifth Amendment Effective Date shall not be superseded or rendered ineffective by this Fifth Amendment as they pertain to the period prior to the Fifth Amendment Effective Date) and (b) any action or omission performed or required to be performed pursuant to the Credit Agreement prior to the Fifth Amendment Effective Date. For the avoidance of doubt, any certificate or other document the form of which is set out in any exhibit attached to the Credit Agreement or any other Loan Document may be revised, as applicable, to refer to the Amended Credit Agreement. This Fifth Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed, all as of the date first written above.

CORNERSTONE BUILDING BRANDS, INC.,
as Parent Borrower

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Executive Vice President, Chief Legal, Risk & Compliance Officer and Corporate Secretary

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

PLY GEM INDUSTRIES, INC.,
as a U.S. Subsidiary Borrower

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Executive Vice President, Chief Legal, Risk & Compliance Officer and Corporate Secretary

ATRIUM WINDOWS AND DOORS, INC.,
as a U.S. Subsidiary Borrower

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Executive Vice President, Chief Legal, Risk & Compliance Officer and Corporate Secretary

NCI GROUP, INC.
as a U.S. Subsidiary Borrower

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Executive Vice President, Chief Legal, Risk & Compliance Officer and Corporate Secretary

ROBERSTON-CECO II CORPORATION, INC.
as a U.S. Subsidiary Borrower

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Executive Vice President, Chief Legal, Risk & Compliance Officer and Corporate Secretary

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

GIENOW CANADA INC.,
as a Canadian Borrower

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Vice-President

MITTEN INC.,
as a Canadian Borrower

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Vice-President

ROBERTSTON BUILDING SYSTEMS LIMITED,
as a Canadian Borrower

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Secretary and Treasurer

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Administrative Agent, Collateral Agent and a Lender

By:	/s/ Anthony Joseph
	Name:	Anthony Joseph
	Title:	Associate Director

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and an Issuing Lender

By:	/s/ Steve Siravo
	Name:	Steve Siravo
	Title:	Senior Vice President

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

Crédit Agricole Corporate and Investment Bank,
as a Lender

By:	/s/ Thibault Rosset
	Name:	Thibault Rosset
	Title:	Managing Director

By:	/s/ Amin Issa
	Name:	Amin Issa
	Title:	Director

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

Barclays bank plc,
as a Lender and an Issuing Lender

By:	/s/ Sean Duggan
Name: Sean Duggan
Title: Vice President

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender and an Issuing Lender

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President

By:	/s/ Jennifer Culbert
Name: Jennifer Culbert
Title: Vice President

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

By:	/s/ Nicolas Thierry
Name: Nicolas Thierry
Title: Authorized Signatory

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

JEFFERIES FINANCE LLC,
as a Lender

By:	/s/ J.R. Young
Name: J.R. Young
Title: Managing Director

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender and an Issuing Lender

By:	/s/ James Shender
Name: James Shender
Title: Executive Director

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

MUFG UNION BANK, N.A.,
as a Lender and an Issuing Lender

By:	/s/ Paul M. Angland
Name: Paul M. Angland
Title: Director

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

NATIXIS, NEW YORK BRANCH,
as a Lender and an Issuing Lender

By:	/s/ Douglas Lenart
Name: Douglas Lenart
Title: Managing Director

By:	/s/ Khallil Benzine
Name: Khallil Benzine
Title: Executive Director

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender and an Issuing Lender

By:	/s/ Stuart Coulter
Name: Stuart Coulter
Title: Authorized Signatory

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

Regions Bank,
as a Lender

By:	/s/ Kevin D. Padgett
Name: Kevin D. Padgett
Title: Managing Director

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Glenn Autorino
Name: Glenn Autorino
Title: Managing Director

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

U.S. Bank national association,
as a Lender and as an Issuing Lender

By:	/s/ Lisa Freeman
Name: Lisa Freeman
Title: Senior Vice President

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]

U.S. Bank national association, ACTING THROUGH ITS CANADA BRANCH as a Lender and as an Issuing Lender

By:	/s/ Lisa Freeman
Name: Lisa Freeman
Title: Senior Vice President

[Signature Page – Amendment No. 5 to the ABL Credit Agreement]